ANALYST PRESENTATION February 7, 2017 Paul B. Murphy, Jr. Chairman and CEO Full Year and Fourth Quarter 2018 Financial Results January 28, 2019 Exhibit 99.2

Disclaimers This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2018, and our Registration Statement on Form S-4 filed with the SEC on July 20, 2018, other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; the laws and regulations applicable to our business; our ability to achieve organic loan and deposit growth and the composition of such growth; increased competition in the financial services industry, nationally, regionally or locally; our ability to maintain our historical earnings trends; our ability to raise additional capital to implement our business plan; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; the composition of our management team and our ability to attract and retain key personnel; the fiscal position of the U.S. federal government and the soundness of other financial institutions; the composition of our loan portfolio, including the identify of our borrowers and the concentration of loans in energy-related industries and in our specialized industries; the portion of our loan portfolio that is comprised of participations and shared national credits; the amount of nonperforming and classified assets we hold; the possibility that the anticipated benefits of the merger with State Bank are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Cadence and State Bank do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction. Cadence can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this communication, and Cadence does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain of the financial measures and ratios we present, including “efficiency ratio,” “adjusted efficiency ratio,” “adjusted noninterest expenses,” “adjusted operating revenue,” “tangible common equity ratio,” “tangible book value per share” and “return on average tangible common equity”, “adjusted return on average tangible common equity”. “adjusted return on average assets”, “adjusted diluted earnings per share” and “pre-tax, pre-provision net earnings,” are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the Appendix.

Full Year 2018 Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 12/31/18 vs. 12/31/17. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (3) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs Net income of $166.3 million, a 62% increase from 2017 and earnings per share of $1.97, up $0.72 or 58% from prior year. On an adjusted basis, net income and earnings per share were $174.8 million and $2.07, resulting in an Adj. ROAA of 1.52% (2) and Adj. ROATCE(2) of 16.54%. Total revenue of $482.4 million, up 13% from 2017, and a result of both strong loan growth and stable NIM. NIM (FTE) of 3.61%, up 4 bp from 2017, reflecting the balance sheet asset sensitivity to rate increases. Adjusted efficiency ratio of 49.6%(2), improved from 54.1% in 2017, reflecting ongoing focus on managing expense and expanding revenue, partially offset by declines in acquired loan accretion. NPA%(3) dropped from 0.9% a year ago to 0.8% at year-end 2018. Net charge-offs of $5.9 million for the year or 6 bp of average loans.

Earnings Net income of $32.3 million, compared to $14.7 million in 4Q17 and $47.1 million in 3Q18. Earnings per share of $0.39, ROAA of 1.05%; ROATCE(1) of 11.68%. Adjusted net income(1) and adjusted earnings per share(1) were $41.5 million and $0.50, respectively, which reflects the impact of non-routine items. Revenue Balance Sheet Efficiency Credit Quality Operating revenue(1) of $124.2 million, up 9% from 4Q17 & up 2% from 3Q18, driven largely by strong loan and deposit growth combined with relatively stable margins. Net Interest Margin (“NIM”) was down slightly in 4Q18 to 3.55% as compared to 3.59% for 4Q17 and 3.58% for 3Q18, resulting from strong balance sheet growth and inherent asset sensitivity which was partially offset by the impact of Fed fund rate increases on deposit costs. Total period end assets of $12.7 billion, up $1.8 billion or 16% from 4Q17. Loans of $10.1 billion, up $1.8 billion or 22% from 4Q17, reflecting healthy organic trends. Core Deposits(3) of $9.7 billion, increasing $1.5 billion or 18% from 4Q17; Total Deposits of $10.7 billion, up $1.7 billion or 19% from 4Q17. Adj. efficiency ratio of 49.0%(1), improved from 55.6% in the year ago quarter, reflecting steady revenue growth and continued focus on expense discipline. Noninterest expenses to average assets of 2.37% compared to 2.11% in 3Q18 and 2.51% in 4Q17. Continued overall credit stability in the loan portfolio, with net charge-offs of $0.2 million or 1 bp of average loans in 4Q18 compared to $3.1 million or 13 bps of average loans in 3Q18 and $2.7 million or 13 bps of average loans in 4Q17. Total NPAs to total loans, OREO and other NPAs of 0.8% as of 4Q18, relatively stable from 0.7% in 3Q18 and 0.9% in 4Q17. Allowance for credit losses increased to 0.94% of total loans at 4Q18. (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix. (2) Presented on a fully taxable equivalent (FTE) basis using a tax rate of 21.0% (3) Core deposits are defined as total deposits excluding brokered deposits Fourth Quarter 2018 Highlights

Fourth Quarter 2018 Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 12/31/18 vs. 12/31/17. QoQ represents 12/31/18 vs. 9/30/18. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (3) Annualized for the three month periods

Adjusted Net Income Key Profitability Metrics – Adjusted(1) Adjusted Earnings Per Share Adjusted Return on Tangible Equity $ in millions, unless otherwise indicated Adjusted Return on Assets (1) “Adjusted” figures are considered non-GAAP financial measures. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix

Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix 3.46% 3.71% 3.52% 3.59% 3.64% 3.66% 3.58% 3.55% Net Interest Margin (%)

Highlights Robust Loan Growth $ in millions, unless otherwise indicated Broad-Based Loan Generation Loans grew $1.8 billion or 22% to $10.1 billion from the year ago period. Increases in loans reflect our dynamic markets and expertise in energy, specialized, real estate, and general C&I. Cadence continues to be commercial-focused, reflecting 74% of total loans. Organic loan production and pipelines remain attractive with strong commercial customer activity. (1) Period End Financials. (2) Figures do not equal 100% due to rounding. (3) Favorable (Unfavorable) comparison versus prior period. YoY represents 12/31/18 vs. 12/31/17. QoQ represents 12/31/18 vs. 9/30/18. 4Q18 Loan Breakdown and Historical Comparison

Steady Credit Quality $ in millions, unless otherwise indicated Nonperforming Assets(1) Highlights Net Charge Offs (1) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs Net-charge offs of $0.2 million in 4Q18 or 1 bp of average loans (annualized) with no significant charge off or recoveries occurring in the quarter. 2018 annualized net-charge offs were 6 bps, primarily driven by one legacy E&P borrower. NPA%(1) was 0.8% compared to 0.9% in 4Q17 and 0.7% in 3Q18. Total nonperforming assets increased $12 million from prior year and increased $20 million during 4Q18 to $82 million due to two credits migrating to non-accrual. Originated portfolio delinquency (30+ days past due) of 14 bps compared to 17 bps in 3Q18 primarily due to the payoff of a past-due credit. Bank’s provision in 4Q18 of $8.4 million was driven by robust loan growth and increased qualitative adjustments related to the recent volatility in oil prices and certain economic factors, partially offset by a net reduction from credit migration. The allowance for credit losses was $94.4 million or 0.9% of total loans at 4Q18.

Highlights Targeted Core Deposit(2) Growth $ in millions, unless otherwise indicated Deposit Growth 4Q18 Deposit Breakdown and Comparison Core Deposit(2) growth remains a top strategic focus, increasing $1.5 billion or 18% from prior year and $837 million or 9% from linked quarter, driven by across the board customer expansion as well as seasonal fourth quarter growth. Noninterest bearing deposits grew $211.3 million, or 9.4% since 4Q17, and $359.2 million, or 17.1% from 3Q18. (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 12/31/18 vs. 12/31/17. QoQ represents 12/31/18 vs. 9/30/18. (2) Core deposits are defined as total deposits excluding brokered deposits (3) Figures may not total due to rounding Deposit Composition (12/31/18)

Net Interest Margin $ in millions, unless otherwise indicated Highlights Net interest margin (tax equivalent) was 3.55% compared to 3.58% for 3Q18, impacted by higher cash balances and lower securities yields. Originated loan yields in 4Q18 were 5.20%, +12bp from prior quarter and +73bp from year ago period. Total loan yields increased to 5.32% from 4.72% a year ago as the total cost of funds for 4Q18 was 1.51% compared to 0.89% for 4Q17. Total cost of deposits was 1.34% for 4Q18 vs. 1.15% for the linked quarter, reflecting the six-month cumulative lag effect of the March, June and September Fed funds rate increases, consistent with our forecasted 55% total deposit beta. Inherent asset sensitivity with over 71% of portfolio floating rate loans, of which 75% is tied to one-month LIBOR, partially offset by $650 million in rate hedges, with $300 million maturing on 12/31/19. NIM, Yields & Costs (1) Figures may not total due to rounding Net Interest Margin (TE) Rollforward(1)

Interest Rate Sensitivity – Positively Positioned $ in millions, unless otherwise indicated Highlights (1) Based on December 31, 2018 interest rate sensitivity modeling of instantaneous rate shock over 1-12 months (2) Cycle-to-date reflects changes since 4Q15 and incorporates the nine (9) increases in the Fed Funds rate and one-month Libor since December 16, 2015 Cumulative Betas (Cycle-to-date) Quarterly Betas Asset sensitive balance sheet with a projected 7.3% increase in net interest income in +100bp scenario and up 14.0% in +200bp(1). The originated loan beta (including acquired non-credit impaired loans) was 79% cycle-to-date(2) demonstrating the interest-sensitivity of the loan portfolio. The 4Q18 originated loan beta of 49% was up 18bps from the prior quarter’s beta. The cycle-to-date(2) total deposit beta is 49% and we are currently forecasting 55% total deposit beta over the long-term in our internal Asset/Liability modeling. Total deposit beta was 93% in 4Q18, up 13bps from the prior quarter. The consecutive increases in the Fed Funds rate continues to impact the quarterly deposit beta on a lag basis. Loan Betas are calculated by dividing the change in loan yields by change in the average 1-month LIBOR and Deposit Betas are calculated by dividing the change in deposit costs by change in the average Fed Target rate.

Highlights Attractive Noninterest Income Platform Total Noninterest Income Composition(1) Total Noninterest Income Growth(3) $ in millions, unless otherwise indicated 4Q18 Total Noninterest Income: $ 21mm Total noninterest income of $21.0 million is down from $25.7 million a year ago, primarily due to the sale of Cadence Insurance and commencement of Durbin Amendment impact in 2018. These declines were partially offset by increase of $1.8 million YoY in credit related fees due to increased capital markets income and growth in loan originations. Credit fees represented 25% of total noninterest income in 4Q18. Assets Under Management(2) (1) Figures may not total due to rounding (2) Total Assets Under Management adjusted to exclude Escrow, Safekeeping & QSF (3) Cadence Insurance was sold to Baldwin Krystyn Sherman Partners in June 2018 Total Noninterest Income / Total Revenue 22.6% 21.5% 20.6% 19.6% 16.9%

Adjusted Net Income(1) Adjusted Net Earnings(1) Growth & Expense Management Adjusted Noninterest Expense(1) Highlights $ in millions, unless otherwise indicated 2018 adjusted net income(1) was up 42% from 2017, representing strong core growth and operating leverage. The adjusted efficiency ratio(1) for 2018 of 49.6%, improved from 54.1% in 2017, reflecting strong growth in organic revenue combined with realization of capacity within the organization. Adjusted noninterest expenses were flat, largely a result of modest increases in operating costs due to business and balance sheet growth, offset by lower amortization and OREO costs during 2018. Adjusted Efficiency Ratio(1) (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix + 42% + 3% - 456 bp

Appendix

Summary Balance Sheet – Period End $ in millions Note: Figures may not total due to rounding.

Summary Income Statement $ in millions (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Note: Figures may not total due to rounding.

Allowance for Credit Losses Rollforward $ in thousands Note: Figures may not total due to rounding.

Energy Loans Detail $ in millions Note: Figures may not total due to rounding. .

Non-GAAP Measures and Ratio Reconciliation $ in millions (1) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. (1) Annualized for the three month periods. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued $ in thousands, unless otherwise indicated (1) Annualized for the three month periods. (2) Other non-routine expenses for 2Q18 were $1.1 million and included expenses related to the sale of the assets of our insurance company. This compares to $2.3 million and $2.0 million for 1Q18 and 4Q17, respectively, each representing legal costs associated with litigation related to a pre-acquisition matter of a legacy acquired bank that has been resolved. Note: Figures may not total due to rounding.

State Bank Financial - Full Year 2018 Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 12/31/18 vs. 12/31/17. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Cadence Bancorporation closed the acquisition of State Bank Financial on January 1, 2019 State Bank’s 2018 financial statements are unaudited Merger expenses in 2018 totaled $29.9 million Financial statements are historical and do not include any acquisition accounting adjustments

State Bank Financial Non-GAAP Measures $ in millions